SMITH BARNEY SECTOR SERIES INC.
on behalf of
Smith Barney Global Biotechnology Fund
Smith Barney Global Media & Telecommunications Fund
Smith Barney Global Technology Fund


Supplement dated March 30, 2001 to the
Prospectus Dated February 28, 2001


	On or about April 1, 2001, Citibank, N.A., the fund's investment sub-adviser, expects to transfer its asset management business, including investment management of each fund, to an affiliate, Citigroup Asset Management Ltd. Each fund anticipates that the current Citibank personnel will continue to sub-advise the fund's portfolio through Citigroup Asset Management. Citigroup Asset Management is located at 4th Floor, Cottons Centre, Box 200 Hays Lane, London SE1 2QT. The manager, the sub-adviser and Citibank are subsidiaries of Citigroup Inc.



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